UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2014

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2014, at the Annual Meeting of Stockholders (the "Annual Meeting") of ConAgra Foods, Inc. (the "Company"), the Company’s stockholders approved the ConAgra Foods, Inc. 2014 Stock Plan (the "2014 Stock Plan") and the ConAgra Foods, Inc. 2014 Executive Incentive Plan (the "2014 Incentive Plan").

The 2014 Stock Plan is designed to foster and promote the long-term financial success of the Company and increase stockholder value by motivating performance through the grant of stock-based awards. Stock-based awards may be made under the 2014 Stock Plan to employees of the Company and its subsidiaries and to certain qualifying consultants of the Company and non-employee directors. The 2014 Stock Plan authorizes the issuance of up to (1) 30,000,000 shares of the Company’s common stock, minus (2) one share for every share subject to awards granted after July 28, 2014 under the ConAgra Foods 2009 Stock Plan (the "2009 Stock Plan"), plus (3) shares subject to awards that are cancelled, terminate, lapse, expire, are forfeited, otherwise become unexercisable or are settled for cash (in whole or in part) under the 2014 Stock Plan or the Company’s predecessor equity plans, including the 2009 Stock Plan. However, shares used to pay the exercise price related to outstanding awards under the 2014 Stock Plan and the Company’s predecessor plans, shares used to pay withholding taxes related to outstanding options or stock appreciation rights under the 2014 Stock Plan and the Company’s predecessor plans, common stock not actually issued or delivered as a result of the net settlement of an outstanding stock appreciation right and shares that are repurchased by the Company with stock option proceeds will not be added back to the aggregate share limit under the 2014 Stock Plan.

The shares authorized under the 2014 Stock Plan may be issued pursuant to grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other stock-based awards. Grants under the 2014 Stock Plan are subject to certain individual, award-specific and other limitations provided for in the 2014 Stock Plan.

The 2014 Stock Plan allows for the grant of performance-based stock awards that may be able to qualify under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). The performance measures for such awards must be selected from the following: cash flow; free cash flow; operating cash flow; earnings; market share; economic value added; achievement of annual operating budget; profits; profit contribution margins; profits before taxes; profits after taxes; operating profit; return on assets; return on investment; return on equity; return on invested capital; gross sales; net sales; sales volume; stock price; total stockholder return; dividend ratio; price-to-earnings ratio; expense targets; operating efficiency; customer satisfaction metrics; working capital targets; the achievement of certain target levels of innovation and/or development of products; measures related to acquisitions or divestitures; formation or dissolution of joint ventures; corporate bond rating by credit agencies; debt to equity or leverage ratios; or financial performance measures determined by the Company’s Human Resources Committee that are sufficiently similar to the foregoing as to be permissible under Section 162(m).

Awards under the 2014 Stock Plan may be subject to acceleration, including in the event of a change in control of the Company as provided for in individual award agreements. The Company intends to adopt award agreements for grants under the 2014 Stock Plan that provide for "double-trigger" change in control acceleration treatment. The description of the 2014 Stock Plan contained herein is qualified in its entirety by reference to the full text of the 2014 Stock Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The 2014 Incentive Plan is designed to provide performance-based incentives to eligible Company officers who have significant responsibility for the Company’s success. Incentive awards may be made under the 2014 Incentive Plan to the Company’s executive and senior officers and employees performing similar duties. Under certain circumstances, awards under the 2014 Incentive Plan may be able to qualify under Section 162(m). The performance measures for such awards must be selected from the following: cash flow; free cash flow; operating cash flow; earnings; market share; economic value added; achievement of annual operating budget; profits; profit contribution margins; profits before taxes; profits after taxes; operating profit; return on assets; return on investment; return on equity; return on invested capital; gross sales; net sales; sales volume; stock price; total stockholder return; dividend ratio; price-to-earnings ratio; expense targets; operating efficiency; customer satisfaction metrics; working capital targets; the achievement of certain target levels of innovation and/or development of products; measures related to acquisitions or divestitures; formation or dissolution of joint ventures; corporate bond rating by credit agencies; debt to equity or leverage ratios; or financial performance measures determined by the Company’s Human Resources Committee that are sufficiently similar to the foregoing as to be permissible under Section 162(m). Awards under the 2014 Incentive Plan are subject to certain individual limitations provided for in the 2014 Incentive Plan, and to a maximum payout per individual per fiscal year of $20,000,000, as further explained in the 2014 Incentive Plan. The description of the 2014 Incentive Plan contained herein is qualified in its entirety by reference to the full text of the 2014 Incentive Plan, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted on and the results of the vote at the Annual Meeting were as follows:

1. The Company’s stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Mogens C. Bay
Number of Votes For: 277,993,633
Number of Votes Withheld: 4,773,126
Broker Non-Votes: 80,465,136

Name: Thomas K. Brown
Number of Votes For: 280,267,778
Number of Votes Withheld: 2,498,981
Broker Non-Votes: 80,465,136

Name: Stephen G. Butler
Number of Votes For: 279,064,152
Number of Votes Withheld: 3,702,607
Broker Non-Votes: 80,465,136

Name: Steven F. Goldstone
Number of Votes For: 280,160,538
Number of Votes Withheld: 2,606,221
Broker Non-Votes: 80,465,136

Name: Joie A. Gregor
Number of Votes For: 280,216,466
Number of Votes Withheld: 2,550,293
Broker Non-Votes: 80,465,136

Name: Rajive Johri
Number of Votes For: 279,635,046
Number of Votes Withheld: 3,131,713
Broker Non-Votes: 80,465,136

Name: W.G. Jurgensen
Number of Votes For: 279,361,903
Number of Votes Withheld: 3,404,856
Broker Non-Votes: 80,465,136

Name: Richard H. Lenny
Number of Votes For: 277,819,612
Number of Votes Withheld: 4,947,147
Broker Non-Votes: 80,465,136

Name: Ruth Ann Marshall
Number of Votes For: 280,207,442
Number of Votes Withheld: 2,559,317
Broker Non-Votes: 80,465,136

Name: Gary M. Rodkin
Number of Votes For: 277,315,132
Number of Votes Withheld: 5,451,627
Broker Non-Votes: 80,465,136

Name: Andrew J. Schindler
Number of Votes For: 280,103,646
Number of Votes Withheld: 2,663,113
Broker Non-Votes: 80,465,136

Name: Kenneth E. Stinson
Number of Votes For: 278,196,641
Number of Votes Withheld: 4,570,118
Broker Non-Votes: 80,465,136

2. The Company’s stockholders approved the 2014 Stock Plan.

Number of Votes For: 240,828,940
Number of Votes Against: 39,749,020
Abstain: 2,188,799
Broker Non-Votes: 80,465,136

3. The Company’s stockholders approved the 2014 Incentive Plan.

Number of Votes For: 252,536,874
Number of Votes Against: 28,049,871
Abstain: 2,180,014
Broker Non-Votes: 80,465,136

4. The Company’s stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2015.

Number of Votes For: 359,284,529
Number of Votes Against: 2,322,468
Abstain: 1,624,898

5. The Company’s stockholders approved, on an advisory, nonbinding basis, a resolution approving the Company’s named executive officer compensation.

Number of Votes For: 252,755,023
Number of Votes Against: 26,273,406
Abstain: 3,738,330
Broker Non-Votes: 80,465,136

6. The Company’s stockholders rejected a stockholder proposal regarding a bylaw change in regard to vote-counting.

Number of Votes For: 35,108,402
Number of Votes Against: 244,462,440
Abstain: 3,195,917
Broker Non-Votes: 80,465,136

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

September 19, 2014	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	ConAgra Foods, Inc. 2014 Stock Plan
10.2	ConAgra Foods, Inc. 2014 Executive Incentive Plan